DELAWARE-LINCOLN CHOICEPLUS

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

HOME OFFICE:
1300 S. CLINTON STREET
FORT WAYNE, IN 46802
(888) 868-2583

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              FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
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The Flexible Payment Deferred Variable Annuity Contracts (the "Contracts") described in this prospectus provide for accumulation of Contract Values and eventual payment of monthly annuity payments on a fixed or variable basis. The Contracts are designed to aid individuals in long term planning for retirement or other long term purposes. The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code ("Non-Qualified Plans") and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code ("Qualified Plans"). (See "Tax Matters -- Qualified Plans.") Premium payments for the Contracts will be allocated to a segregated investment account of The Lincoln National Life Insurance Company ("Lincoln Life"), designated Lincoln Life Variable Annuity Account N (the "Variable Account"), or to the Fixed Account, or some combination of them, as selected by the owner of the Contract.

The following funding options are available under a Contract: Through the Variable Account, Lincoln Life offers thirty diversified open-end management investment companies (commonly called mutual funds), each with a different investment objective: AIM Variable Insurance Funds -- AIM V.I. Growth Fund, AIM V.I. Value Fund and AIM V.I. International Equity Fund; BT Insurance Funds Trust -- Equity 500 Index Fund; Delaware Group Premium Fund -- Decatur Total Return Series, Devon Series, Delchester Series, Emerging Markets Series, International Equity Series, REIT Series, Small Cap Value Series, Social Awareness Series, and Trend Series; Dreyfus Variable Investment Fund -- Small Cap Portfolio; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio; Fidelity Variable Insurance Products Fund III -- Growth Opportunities Portfolio; Investors Fund Series -- Kemper Government Securities Portfolio and Kemper Small Cap Growth Portfolio; Liberty Variable Investment Trust -- Colonial U.S. Stock Fund and Newport Tiger Fund; Lincoln National Bond Fund; Lincoln National Money Market Fund; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series, MFS Emerging Growth Series, MFS Research Series; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio. The fixed interest option offered under a Contract is the Fixed Account. Premium payments or transfers allocated to the Fixed Account, and 3% interest per year thereon, are guaranteed, and additional interest may be credited, with certain withdrawals subject to a Market Value Adjustment and withdrawal charges. Unless specifically mentioned, this prospectus only describes the variable investment options.

This entire prospectus, and those of the Funds, should be read carefully before investing to understand the Contracts being offered. The "Statement of Additional Information" dated November 9, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference to this Prospectus. It is available at no charge by calling or writing Lincoln Life's Home Office as shown above, provides further information. Its Table of Contents is at the end of this prospectus.

THE CONTRACTS MAY NOT BE AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR REPRESENTATIVE AS TO THE AVAILABILITY IN YOUR STATE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE CONTRACTS OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS DATED: NOVEMBER 9, 1998

                               TABLE OF CONTENTS

                   CONTENTS                        PAGE
DEFINITIONS....................................          3
HIGHLIGHTS.....................................          5
FEES AND EXPENSES..............................          7
CONDENSED FINANCIAL INFORMATION................         13
LINCOLN LIFE AND THE VARIABLE ACCOUNT..........         13
THE FUNDS......................................         14
  General......................................         19
  Substitution of Securities...................         19
  Voting Rights................................         20
PREMIUM PAYMENTS AND CONTRACT VALUE............         20
  Premium Payments.............................         20
  Allocation of Premium Payments...............         20
  Optional Variable Account Sub-Account
   Allocation Programs.........................         21
    Dollar Cost Averaging......................         21
    Automatic Rebalancing......................         22
  Contract Value...............................         22
  Accumulation Unit............................         22
CHARGES AND DEDUCTIONS.........................         23
  Contingent Deferred Sales Charge (Sales
   Load).......................................         23
  Mortality and Expense Risk Charge............         24
  Administrative Expense Charge................         24
  Account Fee..................................         25
  Premium Tax Equivalents......................         25
  Income Taxes.................................         25
  Fund Expenses................................         25
  Transfer Fee.................................         25
  Rider Charges................................         26
DEATH BENEFITS.................................         26
  Death Benefits Provided by the Contract......         26
  Amount of Death Benefit......................         26
  Election and Effective Date of Election......         27
  Death of the Annuitant before the Annuity
   Date........................................         27
  Death of the Annuitant after the Annuity
   Date........................................         27
OTHER CONTRACT FEATURES........................         28
  Ownership....................................         28
  Assignment...................................         28
  Beneficiary..................................         28
  Change of Beneficiary........................         28
  Annuitant....................................         28
  Transfer of Contract Values between Sub-
   Accounts....................................         29
  Procedures for Telephone Transfers...........         30
  Surrenders and Partial Withdrawals...........         30
  Restrictions under the Texas Optional
   Retirement Program..........................         31

                   CONTENTS                        PAGE
  Delay of Payments and Transfers..............         31
  Change in Operation of Variable Account......         31
  Modification.................................         32
  Discontinuance...............................         32
ANNUITY PROVISIONS.............................         32
  Annuity Date; Change in Annuity Date and
   Annuity Option..............................         32
  Penalty-Free Annuitization...................         32
  Annuity Options..............................         33
  Guaranteed Minimum Income Payment Rider......         33
  Fixed Options................................         33
  Variable Options.............................         34
  Evidence of Survival.........................         36
  Endorsement of Annuity Payments..............         36
THE FIXED ACCOUNT..............................         36
  Market Value Adjustment......................         38
DISTRIBUTION OF THE CONTRACTS..................         39
PERFORMANCE DATA...............................         40
  Money Market Sub-Account.....................         40
  Other Variable Account Sub-Accounts..........         40
  Performance Ranking or Rating................         40
TAX MATTERS....................................         41
  General......................................         41
  Diversification..............................         42
  Distribution Requirements....................         42
  Multiple Contracts...........................         43
  Tax Treatment of Assignments.................         43
  Withholding..................................         43
  Section 1035 Exchanges.......................         43
  Tax Treatment of Withdrawals -- Non-Qualified
   Contracts...................................         43
  Qualified Plans..............................         44
  Section 403(b) Plans.........................         44
  Individual Retirement Annuities..............         45
  Roth IRA.....................................         45
  Corporate Pension and Profit-Sharing Plans
   and H.R. 10 Plans...........................         45
  Deferred Compensation Plans..................         45
  Tax Treatment of Withdrawals -- Qualified
   Contracts...................................         45
OTHER CONTRACTS................................         46
FINANCIAL STATEMENTS...........................         46
PREPARING FOR THE YEAR 2000....................         46
LEGAL PROCEEDINGS..............................         47
TABLE OF CONTENTS OF THE STATEMENT OF
 ADDITIONAL INFORMATION........................         48

DEFINITIONS

                    ACCUMULATION PERIOD: The period from the Effective Date to the Annuity Date, the date on which the Death Benefit becomes payable or the date on which the Contract is surrendered or annuitized, whichever is earliest.

                    ACCUMULATION UNIT: A measuring unit used to calculate the value of the Owner's interest in each funding option used in the variable portion of the Contract prior to the Annuity Date.

                    ANNUITANT: A person designated by the Owner in writing upon whose continuation of life any series of payments for a definite period or involving life contingencies depends. If the Annuitant dies before the Annuity Date, the Owner becomes the Annuitant until naming a new Annuitant.

                    ANNUITY ACCOUNT VALUE: The value of the Contract at any point in time.

                    ANNUITY DATE: The date on which the Contract is annuitized.

                    ANNUITY OPTION: The arrangement under which annuity payments are made.

                    ANNUITY PERIOD: The period starting on the Annuity Date.

                    ANNUITY UNIT: A measuring unit used to calculate the portion of annuity payments attributable to each funding option used in the fixed and variable portion of the Contract on and after the Annuity Date.

                    BENEFICIARY: The person entitled to the Death Benefit, who must also be the "Designated Beneficiary", for purposes of
                    Section 72(s) of the Code, upon the Owner's death.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    CONTRACT: The Variable Annuity Contract described in this prospectus (or the certificate evidencing the Owner's participation in a group contract).

                    CONTRACT ANNIVERSARY, CONTRACT YEAR, EFFECTIVE DATE: The Contract's Effective Date is the date it is issued. It is also the date on which the first Contract Year, a 12-month period, begins. Subsequent Contract Years begin on each Contract Anniversary, which is the anniversary of the Effective Date.

                    CONTRACT MONTH: The period from one Monthly Anniversary Date to the next.

                    CONTRACT OWNER (OR OWNER): The person(s) initially designated in the application or order to purchase or otherwise, unless later changed, as having all ownership rights under the Contract; is the Certificate Owner under a group contract.

                    FIXED ACCOUNT: Those Sub-Accounts associated with Guaranteed Periods and Guaranteed Rates. Fixed Account Assets are maintained in Lincoln Life's General Account and not allocated to the Variable Account.

                    FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

                    FUND(S): One or more of AIM Variable Insurance Funds, Inc. -- AIM V.I. Growth Fund, AIM V.I. Value Fund, and AIM V.I. International Equity Fund; BT Insurance Funds Trust -- BT Equity Index Fund; Delaware Group Premium Fund -- Decatur Total Return Series, Devon Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, International Equity Series, Emerging Markets Series, and Delchester Series; Dreyfus Variable Investment Fund -- Small Cap Portfolio; Fidelity Variable Insurance Products Fund -- Growth Portfolio, Equity-Income Portfolio, and Overseas
                    Portfolio: Fidelity Variable Insurance Products Fund III -- Growth Opportunities Portfolio; Investors

                    Fund Series -- Kemper Government Securities Portfolio, and Kemper Small Cap Growth Portfolio; Liberty Variable Investment Trust -- Colonial U.S. Stock Fund and Newport Tiger Fund; Lincoln National Bond Fund; Lincoln National Money Market Fund; MFS-Registered Trademark- Variable Insurance Trust -- MFS Total Return Series, MFS Utilities Series, MFS Emerging Growth Series, and MFS Research Series; OCC Accumulation Trust -- Global Equity Portfolio, and Managed Portfolio. Each is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Contract.

                    GUARANTEED INTEREST RATE: The rate of interest credited by Lincoln Life on a compound annual basis during a Guaranteed Period.

                    GUARANTEED PERIOD: The period for which interest, at either an initial or subsequent Guaranteed Interest Rate, will be credited to any amounts which an Owner allocates to a Fixed Account Sub-Account. In most states in which these Contracts are issued, this period may generally be 1, 3, 5, 7, or 10 years as elected by the Owner.

                    GUARANTEED PERIOD AMOUNT: Any portion of a Purchaser's Annuity Account Value allocated to a specific Guaranteed Period with a specified Expiration Date (including credited interest thereon).

                    HOME OFFICE: The headquarters of Lincoln National Life Insurance Co., located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

                    INCOME PAYMENT DATE: Shall be the date on which the Owner is entitled to the Income Payment.

                    INDEX RATE: An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

                    IN WRITING: In a written form satisfactory to Lincoln Life and received by Lincoln Life at its Administrative Office.

                    LINCOLN LIFE: Lincoln National Life Insurance Company.

                    MONTHLY ANNIVERSARY DATE: The monthly anniversary of the Effective Date, as shown on the specifications page of the Contract.

                    NON-QUALIFIED CONTRACTS: A Contract used in connection with a retirement plan which does not receive favorable federal income tax treatment under Code Section 401, 403, 408, or
                    457. The owner of a Non-Qualified Contract must be a natural person or an agent for a natural person in order for the Contract to receive favorable income tax treatment as an annuity.

                    PAYEE: A recipient of payments under the Contract.

                    PREMIUM PAYMENT: Any amount paid to Lincoln Life cleared in good funds as consideration for the benefits provided by the Contract. Includes the initial Premium Payment and subsequent Premium Payments.

                    QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Code Section 401, 403, 408 or 457.

                    SHARES: Shares of a Fund.

                    SUB-ACCOUNT: That portion of the Fixed Account associated with specific Guaranteed Period(s) and Guaranteed Interest Rate(s) and that portion of the Variable Account which invests in shares of a specific Fund.

                    SURRENDER (OR WITHDRAWAL): When a lump sum amount representing all or part of the Annuity Account Value (minus any applicable withdrawal charges, contract fees and premium tax equivalents and adjusted by any Market Value Adjustment) is paid to the Owner. After a full surrender, all of the Owner's rights under the Contract are terminated. In this prospectus, the terms "surrender" and "withdrawal" are used interchangeably.

                    SURRENDER DATE: The date Lincoln Life processes the Owner's election to surrender the Contract or to receive a partial withdrawal.

                    VALUATION DATE: Every day on which Accumulation Units are valued, which is each day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("Commission"), so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following the Valuation Date and ending at the close of business on the next Valuation Date. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N, a separate account of Lincoln Life under Indiana law, in which the assets of the Sub-Account(s) funded through shares of one or more of the Funds are maintained. Assets of the Variable Account attributable to the Contracts are not chargeable with the general liabilities of Lincoln Life.

                    VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account Value during the Accumulation Period.

                    VARIABLE ANNUITY UNIT: A unit of measure used in the calculation of the value of each variable portion of the Owner's Annuity Account Value during the Annuity Period, to determine the amount of each variable annuity payment.

HIGHLIGHTS

                    Premium Payments attributable to the variable portion of the Contracts will be allocated to a segregated asset account of Lincoln Life which has been designated Lincoln Life Variable Annuity Account N (the "Variable Account"). The Variable Account invests in shares of one or more of the Funds available to fund the Contract as selected by the Owner. Contract Owners bear the investment risk for all amounts allocated to the Variable Account. The Contract's provisions may vary in some states. Inquiries about the Contracts may be made to Lincoln Life's Home Office.

                    Procedures for purchasing a Contract are described at "Premium Payments and Contract Value -- Premium Payments." The Contract may be returned within 10 days after it is received, longer in some states. It can be mailed or delivered to either Lincoln Life or the agent who sold it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. Lincoln Life will promptly refund the Contract Value in states where permitted. This may be more or less than the Premium Payment. In states where required, Lincoln Life will promptly refund the Premium Payment, less any partial surrenders. Lincoln Life has the right to allocate initial Premium Payments to the Money Market Sub-Account until the expiration of the right-to-examine period. If Lincoln Life does so allocate an initial Premium Payment, it will refund the greater of the Premium Payment, less any partial surrenders, or the Contract Value. It is Lincoln Life's current practice to directly allocate the initial Premium Payment to the Fund(s) designated in the application or order to purchase, unless state law requires a refund of Premium Payments rather than of Annuity Account Value.

                    Procedures for making surrenders and partial withdrawals are described at "Other Contract Features -- Surrenders and Partial Withdrawals." A Contingent Deferred Sales Charge (sales load) may be deducted in the event of a full surrender or partial withdrawal. The Contingent Deferred Sales Charge is imposed on Premium Payments within seven (7) years after their being made. Contract Owners may, during each Contract Year, withdraw up to fifteen percent (15%) of Premium Payments made, or any remaining portion thereof, ("the Fifteen Percent Free") without incurring a Contingent Deferred Sales Charge. The Contingent Deferred Sales Charge will vary in amount, depending upon the Contract Year in which the Premium Payment being surrendered or withdrawn was made. For purposes of determining the applicability of the Contingent Deferred Sales Charge, surrenders and withdrawals are deemed to be on a first-in, first-out basis.

                    The Contingent Deferred Sales Charge is found in the fee table (See "Charges and Deductions -- Contingent Deferred Sales Charge (Sales Load)"). The maximum Contingent Deferred Sales Charge is 7% of Premium Payments. There may also be a Market Value Adjustment on surrenders, withdrawals or transfers from the Fixed Account portion of the Contract.

                    There is a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account. This Charge compensates Lincoln Life for assuming the mortality and expense risks under the Contract (See "Charges and Deductions -- Mortality and Expense Risk Charge").

                    There is an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account (See "Charges and Deductions -- Administrative Expense Charge").

                    There is an annual Account Fee of $35 which is waived if the Annuity Account Value equals or exceeds $100,000 at the end of the Contract Year or at annuitization (See "Charges and Deductions -- Account Fee").

                    Premium tax equivalents or other taxes payable to a state or other governmental entity will be charged against Annuity Account Value (See "Charges and Deductions -- Premium Tax Equivalents").

                    Under certain circumstances there may be assessed a $10 transfer fee when a Contract Owner transfers Annuity Account Values from one Sub-Account to another (See "Charges and Deductions -- Transfer Fee").

                    There is a ten percent (10%) federal income tax penalty applied to the income portion of any premature distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts distributed:

                    (a) after the Payee reaches age 59 1/2; (b) after the death of the Contract Owner (or, if the Contract Owner is not a natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose, disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982. For federal income tax purposes, distributions are deemed to be on a last-in, first-out basis. Different tax withdrawal penalties and restrictions apply to Qualified Contracts issued pursuant to plans qualified under Code Section 401, 403(b), 408 or 457. (See "Tax Matters -- Tax Treatment of Withdrawals -- Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Matters."

                    MARKET VALUE ADJUSTMENT. In certain situations, a surrender or transfer of amounts from the Fixed Account will be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between a rate based on an index published by the Federal Reserve Board as to current yields on U.S. government securities of various maturities at the time a surrender or transfer is made ("Index Rate"), and the Index Rate at the time that the Premium Payments being surrendered or transferred were made. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the Market Value Adjustment will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the Market Value Adjustment will generally result in a lower payment upon surrender or transfer. It is not applied against a surrender or transfer taking place at the end of the Guaranteed Period.

FEES AND EXPENSES

                    CONTRACT OWNER TRANSACTION FEES

                    Contingent Deferred Sales Charge (as a percentage of Premium Payments):

                               YEARS
                               SINCE
                              PAYMENT       CHARGE
                             ----------     ------
                                0-1               7%
                                1-2               6%
                                                        A Contract Owner may, during each Contract Year, withdraw up to
                                2-3               5%    15% of Premium Payments made, or any remaining portion
                                3-4               4%    thereof, without incurring a Contingent Deferred Sales Charge.
                                4-5               3%
                                5-6               2%
                                6-7               1%
                                 7+               0

                 Transfer Fee........  $10

                 - Not imposed on the first twelve transfers during a Contract
                 Year. Pre-scheduled automatic dollar cost averaging or
                   automatic rebalancing transfers are not counted.

                 Account Fee.........  $35 per Contract Year

                 - Waived if Annuity Account Value at the end of the Contract
                 Year is $100,000 or more.

                    VARIABLE ACCOUNT ANNUAL EXPENSES
                    (as a percentage of average account value)

                     Mortality and Expense Risk Charge.........       1.25%
                     Administrative Expense Charge.............       0.15%
                                                                       ---
                     Total Variable Account Annual Expenses....       1.40%

EXPENSE DATA

The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual Funds underlying the Variable Sub-Accounts. The table does not reflect the deductions for the annual $35 Account Fee or premium tax equivalents. The information set forth should be considered together with the information provided in this Prospectus under the heading "Fees and Expenses", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.

                                   FEE TABLE

                                                                AIM VARIABLE INSURANCE FUNDS (1)           BT INSURANCE
                                                         -----------------------------------------------    FUNDS TRUST
                                                              AIM           AIM              AIM          ---------------
                                                          V.I. GROWTH    V.I. VALUE   V.I. INTERNATIONAL    EQUITY 500
                                                             FUND           FUND         EQUITY FUND        INDEX FUND
                                                         -------------  ------------  ------------------  ---------------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge......................        1.25%          1.25%            1.25%             1.25%
Administrative Expense Charge..........................        0.15%          0.15%            0.15%             0.15%
Total Separate Account Annual Expenses.................        1.40%          1.40%            1.40%             1.40%
FUND PORTFOLIO ANNUAL EXPENSES
 (AFTER ANY APPLICABLE REIMBURSEMENT/WAIVER)
Management Fees........................................        0.65%          0.62%            0.75%             0.20%
Other Expenses.........................................        0.08%          0.08%            0.18%             0.10%
Total Fund Portfolio Annual Expenses...................        0.73%          0.70%            0.93%             0.30%(2)

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(1) A I M Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998, and AIM will not seek reimbursement of the cost of any service in excess of the amount charged by a participating insurance company for providing the services above. The amount of reimbursements that will be paid by each Fund under this arrangement for the year ending December 31, 1998 cannot be predicted.

(2) Under the Advisory Agreement with the Advisor, the Funds will pay advisory fees at the annual percentage rate of .20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Fund for certain expenses so that the Equity 500 Index Fund total operating expenses will not exceed .30%. Such expense reimbursements may be terminated at the discretion of the Advisor. If this reimbursement were not in place, the total operating expenses for the year ended December 31, 1997, would have been 2.78%.

                                  DELAWARE GROUP PREMIUM FUND
-----------------------------------------------------------------------------------------------   DREYFUS VARIABLE
DECATUR                                 SMALL                                                     INVESTMENT FUND
 TOTAL              SOCIAL               CAP                              EMERGING                ----------------
RETURN    DEVON    AWARENESS    REIT    VALUE    TREND    INTERNATIONAL   MARKETS    DELCHESTER      SMALL CAP
SERIES    SERIES    SERIES     SERIES   SERIES   SERIES   EQUITY SERIES    SERIES      SERIES        PORTFOLIO
-------   ------   ---------   ------   ------   ------   -------------   --------   ----------   ----------------
 1.25%    1.25%      1.25%     1.25%    1.25%    1.25%        1.25%        1.25%       1.25%           1.25%
 0.15%    0.15%      0.15%     0.15%    0.15%    0.15%        0.15%        0.15%       0.15%           0.15%
 1.40%    1.40%      1.40%     1.40%    1.40%    1.40%        1.40%        1.40%       1.40%           1.40%
 0.60%    0.54%      0.20%     0.75%    0.60%    0.62%        0.75%        0.30%       0.60%           0.75%
 0.11%    0.26%      0.65%     0.10%    0.25%    0.23%        0.20%        1.20%       0.10%           0.03%
 0.71%(4) 0.80%( )(4)   0.85%(3)(4) 0.85%(4) 0.85%( )(4) 0.85%( )(4)     0.95%(4)(5)  1.50%(3)(4)   0.70%(4)      0.78%

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(3) For the fiscal year ended December 31, 1997, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.91% for Devon Series, 1.40% for Social Awareness Series, 0.90% for Small Cap Value Series, 0.88% for Trend Series, 2.45% for Emerging Markets Series.

(4) The investment adviser for the Decatur Total Return Series, Devon Series, Social Awareness Series, REIT Series, Small Cap Value Series, Trend Series, and Delchester Series, is Delaware Management Company, Inc. ("Delaware Management"). The Investment Adviser for the International Equity Series and Emerging Markets Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 1998 through April 30, 1999, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the Emerging Markets Series; 0.95% for the International Equity Series; 0.85% for Social Awareness Series, REIT Series, Small Cap Value Series, and Trend Series, and 0.80% for Devon, Decatur Total Return and Delchester Series. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

(5) Effective July 1, 1997, the Total Fund expenses of the International Equity Series were voluntarily limited to a rate of 0.95% of the average daily net assets. In 1997 the total annual expenses of the International Equity Series was 0.90%.

                                                             FIDELITY VARIABLE INSURANCE
                                                                    PRODUCTS FUNDS
                                                                   (INITIAL CLASS)                        INVESTORS FUND SERIES
                                               --------------------------------------------------------   ----------------------
                                                                                             VIP III        KEMPER      KEMPER
                                                                      VIP        VIP         GROWTH       GOVERNMENT   SMALL CAP
                                               VIP EQUITY INCOME    GROWTH     OVERSEAS   OPPORTUNITIES   SECURITIES    GROWTH
                                                   PORTFOLIO       PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                               -----------------   ---------   --------   -------------   ----------   ---------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk Charge............        1.25%           1.25%      1.25%         1.25%         1.25%        1.25%
Administrative Expense Charge................        0.15%           0.15%      0.15%         0.15%         0.15%        0.15%
Total Separate Account Annual Expenses.......        1.40%           1.40%      1.40%         1.40%         1.40%        1.40%
FUND PORTFOLIO ANNUAL EXPENSES (AFTER ANY
 APPLICABLE REIMBURSEMENT/WAIVER)
Management Fees..............................        0.50%           0.60%      0.75%         0.60%         0.55%        0.65%
Other Expenses...............................        0.08%           0.09%      0.15%         0.14%         0.09%        0.06%
Total Fund Portfolio Annual Expenses.........        0.58%(6)        0.69%(6)   0.92%(6)      0.74%(6)      0.64%        0.71%

------------------------------

(6) A portion of the brokerage commissions the certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian expenses. With these reductions reflected, Total Fund Portfolio Annual Expenses would have been 0.57% for the VIP Equity-Income Portfolio, 0.67% for the VIP Growth Portfolio, 0.90% for the VIP Overseas Portfolio and, 0.73% for the VIP III Growth Opportunities Portfolio.

     LIBERTY VARIABLE          LINCOLN NATIONAL              MFS VARIABLE INSURANCE TRUST             OCC ACCUMULATION
     INVESTMENT TRUST               FUNDS           ----------------------------------------------          TRUST
--------------------------   --------------------                                MFS                 -------------------
 COLONIAL                         LN         LN         MFS           MFS      EMERGING     MFS       GLOBAL
U.S. STOCK   NEWPORT TIGER   MONEY MARKET   BOND    TOTAL RETURN   UTILITIES    GROWTH    RESEARCH    EQUITY     MANAGED
   FUND          FUND            FUND       FUND       SERIES       SERIES      SERIES     SERIES    PORTFOLIO   PORTFOLIO
----------   -------------   ------------   -----   ------------   ---------   --------   --------   ---------   -------

 1.25 %          1.25%          1.25%       1.25%      1.25%         1.25%      1.25%      1.25%       1.25%      1.25%
 0.15 %          0.15%          0.15%       0.15%      0.15%         0.15%      0.15%      0.15%       0.15%      0.15%
 1.40 %          1.40%          1.40%       1.40%      1.40%         1.40%      1.40%      1.40%       1.40%      1.40%

 0.80 %          0.90%          0.48%       0.46%      0.75%         0.75%      0.75%      0.75%       0.79%      0.80%
 0.14 %          0.35%          0.11%       0.07%      0.25%(7)      0.25%(7)   0.12%(7)   0.13%(7)    0.40%      0.07%
 0.94 %          1.25%          0.59%       0.53%      1.00%(8)      1.00%(8)   0.87%      0.88%       1.19%(9)   0.87%(9)

------------------------------

(7) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".

(8) Massachusetts Financial Services Company has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that the MFS Total Return Series and the MFS Utilities Series "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the MFS Total Return Series and Utilities Series would be 0.27% and 0.45% respectively and "Total Fund Portfolio Annual Expenses" would have been 1.02% and 1.20% respectively for these Series. See "Information Concerning Shares of Each Series--Expenses."

(9) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses. Total fund portfolio annual expenses for the Managed Portfolio are limited by OpCap advisors so that its annualized expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets. Total fund portfolio annual expenses for the Global Equity Portfolio are limited to 1.25% of average daily net assets. With respect to the Global Equity Portfolio, the advisor waived a portion of its management fee. If such waiver had not been in effect, total fund portfolio annual expenses would have been 1.20% for the year ended December 31, 1997.

                    EXAMPLES

                    The Contract Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and assuming all Premium Payments are allocated to the Variable Account:

                                                                                                     1 YEAR       3 YEARS
                                                                                                   -----------  -----------
                     1. IF THE CONTRACT IS SURRENDERED AT THE END OF THE APPLICABLE TIME PERIOD:
                     AIM V.I. Growth Fund........................................................   $      93    $     121
                     AIM V.I. Value Fund.........................................................   $      93    $     120
                     AIM V.I. International Equity Fund..........................................   $      95    $     127
                     BT Insurance Trust Equity 500 Index Fund....................................   $      89    $     107
                     Delaware Group Decatur Total Return Series..................................   $      93    $     120
                     Delaware Group Devon Series.................................................   $      94    $     123
                     Delaware Group Social Awareness Series......................................   $      94    $     125
                     Delaware Group REIT Series..................................................   $      94    $     125
                     Delaware Group Small Cap Value Series.......................................   $      94    $     125
                     Delaware Group Trend Series.................................................   $      94    $     125
                     Delaware Group International Equity Series..................................   $      95    $     128
                     Delaware Group Emerging Markets Series......................................   $     110    $     144
                     Delaware Group Delchester Series............................................   $      93    $     120
                     Dreyfus Variable Fund Small Cap Portfolio...................................   $      93    $     122
                     Fidelity VIP Equity-Income Portfolio........................................   $      91    $     116
                     Fidelity VIP Growth Portfolio...............................................   $      93    $     119
                     Fidelity VIP Overseas Portfolio.............................................   $      95    $     127
                     Fidelity VIP III Growth Opportunities Portfolio.............................   $      93    $     121
                     Investors Fund Kemper Government Securities Portfolio.......................   $      92    $     118
                     Investors Fund Kemper Small Cap Growth Portfolio............................   $      93    $     120
                     Liberty Variable Trust Colonial U.S. Stock Fund.............................   $      95    $     127
                     Liberty Variable Trust Newport Tiger Fund...................................   $      98    $     137
                     Lincoln National Bond Fund..................................................   $      91    $     115
                     Lincoln National Money Market Fund..........................................   $      92    $     116
                     MFS Variable Trust Total Return Series......................................   $      96    $     129
                     MFS Variable Trust Utilities Series.........................................   $      96    $     129
                     MFS Variable Trust Emerging Growth Series...................................   $      94    $     125
                     MFS Variable Trust Research Series..........................................   $      95    $     129
                     OCC Trust Global Equity Portfolio...........................................   $      98    $     135
                     OCC Trust Managed Portfolio.................................................   $      94    $     125

                     2. IF THE CONTRACT IS NOT SURRENDERED OR IF IT IS ANNUITIZED:
                     AIM V.I. Growth Fund........................................................   $      23    $      71
                     AIM V.I. Value Fund.........................................................   $      23    $      70
                     AIM V.I. International Equity Fund..........................................   $      25    $      77
                     BT Insurance Trust Equity 500 Index Fund....................................   $      19    $      57
                     Delaware Group Decatur Total Return Series..................................   $      23    $      70
                     Delaware Group Devon Series.................................................   $      24    $      73
                     Delaware Group Social Awareness Series......................................   $      24    $      75
                     Delaware Group REIT Series..................................................   $      24    $      75
                     Delaware Group Small Cap Value Series.......................................   $      24    $      75
                     Delaware Group Trend Series.................................................   $      24    $      75
                     Delaware Group International Equity Series..................................   $      25    $      78

                     Delaware Group Emerging Markets Series......................................   $      31    $      94
                     Delaware Group Delchester Series............................................   $      23    $      70
                     Dreyfus Variable Fund Small Cap Portfolio...................................   $      23    $      72
                     Fidelity VIP Equity-Income Portfolio........................................   $      21    $      66
                     Fidelity VIP Growth Portfolio...............................................   $      23    $      69
                     Fidelity VIP Overseas Portfolio.............................................   $      25    $      77
                     Fidelity VIP III Growth Opportunities Portfolio.............................   $      23    $      71
                     Investors Fund Kemper Government Securities Portfolio.......................   $      22    $      68
                     Investors Fund Kemper Small Cap Growth Portfolio............................   $      23    $      70
                     Liberty Variable Trust Colonial U.S. Stock Fund.............................   $      25    $      77
                     Liberty Variable Trust Newport Tiger Fund...................................   $      28    $      87
                     Lincoln National Bond Fund..................................................   $      21    $      65
                     Lincoln National Money Market Fund..........................................   $      22    $      66
                     MFS Variable Trust Total Return Series......................................   $      26    $      79
                     MFS Variable Trust Utilities Series.........................................   $      26    $      79
                     MFS Variable Trust Emerging Growth Series...................................   $      24    $      75
                     MFS Variable Trust Research Series..........................................   $      25    $      75
                     OCC Trust Global Equity Portfolio...........................................   $      28    $      85
                     OCC Trust Managed Portfolio.................................................   $      24    $      75

                    The preceding tables are intended to assist the Owner in understanding the costs and expenses borne, directly or indirectly, by Premium Payments allocated to the Variable Account. These include the expenses of the Funds, certain of which are subject to expense reimbursement arrangements which may be subject to change. See the Funds' Prospectuses. In addition to the expenses listed above, charges for premium tax equivalents may be applicable.

                    These examples reflect the annual $35 Account Fee as an annual charge of .07% of assets, based upon an anticipated average Annuity Account Value of $50,000.

                    THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

                    Because the Sub-Accounts which are available under the Contracts did not begin operation before the date of this Prospectus, financial information for the Sub-Accounts is not included in this prospectus or the Statement of Additional Information.

LINCOLN LIFE AND THE VARIABLE ACCOUNT

                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY. Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering life insurance policies and annuity policies, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Virgin Islands.

                    We are one of the largest stock life insurance companies in the United States. We are owned by Lincoln National Corp.
                    (LNC) which is also organized under Indiana law. LNC's primary businesses are insurance and financial services. Lincoln Life is the issuer of the variable annuity Contracts. The obligations set forth in the Contracts, other than those of the Contractowner, are our obligations. We also serve as principal underwriter for the Contracts.

                    On October 1, 1998, The Lincoln National Life Insurance Company acquired the domestic individual life insurance business from Aetna, Inc. via a 100% indemnity reinsurance transaction.

                    THE VARIABLE ACCOUNT. The Variable Account was established by Lincoln Life as a separate account on November 3, 1997 pursuant to a resolution of its Board of Directors. Under Indiana insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of Lincoln Life. These assets are held in relation to the Contracts described in this Prospectus, to the extent necessary to meet Lincoln Life's obligations thereunder. Although that portion of the assets maintained in the Variable Account equal to the reserves and other contract liabilities with respect to the Variable Account will not be charged with any liabilities arising out of any other business conducted by Lincoln Life, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of Lincoln Life.

                    The Variable Account is registered with the Commission as a unit investment trust under the 1940 Act and meets the definition of a separate account under the federal securities laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of the Variable Account or of Lincoln Life by the Commission.

                    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, account fees, mortality and expense risk charges, administrative expense charges and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will purchase and redeem Fund shares on an aggregate basis and will be fully invested in Fund shares at all times.

THE FUNDS

                    Each of the thirty Sub-Accounts of the Variable Account is invested solely in shares of one of the thirty Funds available as funding vehicles under the Contracts. Each of the Funds is a series of one of twelve Massachusetts or Delaware business trusts or a Maryland corporation, collectively referred to herein as the "Trusts", each of which is registered as an open-end management investment company under the 1940 Act. All of the Funds except for the Delaware Group REIT Series and Delaware Group Emerging Market Series are diversified under the 1940 Act.

                    The investment objectives and policies of certain Funds are similar to the investment objectives and policies of portfolios, other than those Funds, that are advised by the same adviser. The investment results of the Funds, however, may be higher or lower than the other portfolios that are advised by the same adviser. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio advised by the same adviser.

                    The Trusts and their investment advisers and distributors are:

                        AIM Variable Insurance Funds, Inc., ("AIM V.I. Funds") managed by A I M Advisors, Inc., and distributed by AIM Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173.

                        BT Insurance Funds Trust (the "BT Insurance Trust") managed by Bankers Trust Company, 130 Liberty Street, (One Bankers Trust Plaza), New York, NY 10006 and distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581.

                        Delaware Group Premium Fund, Inc. ("Delaware Group") managed by Delaware Management Company One Commerce Square Philadelphia, PA 19103 and for International and Emerging Markets, Delaware International Advisors, Ltd. 80 Cheapside London, England ECV2 6EE and distributed by Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103.

                        Dreyfus Variable Investment Fund ("Dreyfus Variable Fund") managed by The Dreyfus Corporation, 200 Park Avenue, New York, NY 10166 and distributed by Premier Mutual Fund Services, Inc., 60 State Street, Boston, MA 02109.

                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund III ("Fidelity VIP III"), managed by Fidelity Management & Research Company and distributed by Fidelity Distribution Corporation, 82 Devonshire Street, Boston, MA 02103;

                        Investors Fund Series ("Investor Fund") managed by Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10166 and distributed by Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606.

                        Liberty Variable Investment Trust ("Liberty Variable Trust") managed by Liberty Advisory Services Corp., 125 High Street, Boston, MA 02110 and sub-advised by Colonial, and distributed by Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02110

                        Lincoln National Bond Fund, Inc. and Lincoln National Money Market Fund, Inc., managed by Lincoln Investment Management, Inc. 200 East Berry St., Fort Wayne, IN 46802;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Variable Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;

                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.

                    Three AIM V.I. Funds are available under the Contracts:

                        AIM V.I. Growth Fund;
                        AIM V.I. Value Fund;
                        AIM V.I. International Equity Fund.

                    One Fund of BT INSURANCE TRUST is available under the
                    Contracts:

                        Equity 500 Index Fund.

                    Nine Funds of DELAWARE GROUP are available under the
                    Contracts:

                        Decatur Total Return Series;
                        Devon Series;
                        Social Awareness Series;
                        REIT Series;
                        Small Cap Value Series;
                        Trend Series;

                    International Equity Series;
                    Emerging Markets Series;
                        Delchester Series.

                    One Fund of DREYFUS VARIABLE FUND is available under the
                    Contracts:

                        Dreyfus Small Cap Portfolio.

                    Three Funds of FIDELITY VIP are available under the
                    Contracts:

                        Fidelity VIP Growth Portfolio;
                        Fidelity VIP Equity-Income Portfolio;
                        Fidelity VIP Overseas Portfolio.

                    One Fund of FIDELITY VIP III is available under the
                    Contracts:

                        Fidelity VIP III Growth Opportunities Portfolio.

                    Two Funds of INVESTORS FUND are available under the
                    Contracts:

                        Kemper Government Securities Portfolio;
                        Kemper Small Cap Growth Portfolio.

                    Two Funds of LIBERTY VARIABLE TRUST are available under the
                    Contracts:

                        Colonial U.S. Stock Fund;
                        Newport Tiger Fund.

                    The Lincoln National Bond Fund is available under the Contracts.

                    The Lincoln National Money Market Fund is available under the Contracts.

                    Four Funds of MFS VARIABLE Trust are available under the
                    Contracts:

                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS Emerging Growth Series;
                        MFS Research Series.

                    Two Funds of OCC Trust are available under the Contracts:

                        Global Equity Portfolio;
                        Managed Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown in the Fee Table under Fees and Expenses in this Prospectus.

                    There follows a brief description of the investment objective of each Fund which are described more fully in the attached Fund prospectuses. There can be no assurance that any Fund will achieve its stated investment objectives.

                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be an important criterion of investment selection, and any such income should be considered incidental.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio.

                    AIM V.I. INTERNATIONAL EQUITY FUND (Large Cap Stocks): Seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

                    BT INSURANCE TRUST EQUITY 500 INDEX FUND (Large Cap Stocks):
                    Seeks to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index before the deduction of Fund expenses.

                    DELAWARE GROUP DECATUR TOTAL RETURN SERIES (Large Cap Stocks): Seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. It invests generally, but not exclusively, in common stocks and income-producing securities convertible into common stocks, consistent with the Series' objective.

                    DELAWARE GROUP DEVON SERIES (Large Cap Stocks): Seeks current income and capital appreciation. The Series will seek to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Under normal circumstances, the Series will invest at least 65% of its total assets in dividend paying common stocks.

                    DELAWARE GROUP SOCIAL AWARENESS SERIES (Specialty): Seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

                    DELAWARE GROUP REIT SERIES (Specialty): Seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

                    DELAWARE GROUP SMALL CAP VALUE SERIES (Small Cap Stocks):
                    Seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market.

                    DELAWARE GROUP TREND SERIES (Small Cap Stocks): Seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective.

                    DELAWARE GROUP INTERNATIONAL EQUITY SERIES (International Equity): Seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. It invests in a broad range of equity securities of foreign issuers, including common stocks, preferred stocks, convertible securities and warrants, consistent with the Series' objective.

                    DELAWARE GROUP EMERGING MARKETS SERIES (Specialty): Seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

                    DELAWARE GROUP DELCHESTER SERIES (High Yield Bonds): Seeks as high a current income as possible by investing in rated and unrated corporate bonds (including high-yield bonds commonly known as junk bonds), U.S. government securities and commercial paper. An investment in this Series may involve greater risks than an investment in a portfolio comprised primarily of investment grade bonds.

                    DREYFUS VARIABLE FUND SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks to maximize capital appreciation.

                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.

                    FIDELITY VIP GROWTH PORTFOLIO(Large Cap Stocks): Seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                    FIDELITY VIP OVERSEAS PORTFOLIO (International Equity):
                    Seeks long term growth of capital by investing mainly in foreign securities.

                    FIDELITY VIP III GROWTH OPPORTUNITIES PORTFOLIO (Large Cap Stocks): Seeks capital growth by investing primarily in common stocks and securities convertible into common stocks.

                    INVESTORS FUND KEMPER GOVERNMENT SECURITIES PORTFOLIO (Intermediate Term Bonds): Seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

                    INVESTORS FUND KEMPER SMALL CAP GROWTH PORTFOLIO (Small Cap Stocks): Seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

                    LIBERTY VARIABLE TRUST COLONIAL U.S. STOCK FUND (Large Cap Stocks): Seeks long-term capital growth by investing primarily in large-cap equity securities.

                    LIBERTY VARIABLE TRUST NEWPORT TIGER FUND (Specialty): Seeks long-term capital growth by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

                    LINCOLN NATIONAL BOND FUND (Long-Term Bonds): Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.

                    LINCOLN NATIONAL MONEY MARKET FUND (Money Market): Seeks maximum current income consistent with the preservation of capital. The Fund invests in short-term obligations issued by U.S. corporations; the U.S. Government; and federally-charted banks and U.S. branches of foreign banks.

                    MFS VARIABLE TRUST EMERGING GROWTH SERIES (Large Cap Stocks): Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises.

                    MFS VARIABLE TRUST RESEARCH SERIES (Large Cap Stocks): Seeks to provide long-term growth of capital and future income.

                    MFS VARIABLE TRUST TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income, (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS VARIABLE TRUST UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    OCC TRUST GLOBAL EQUITY PORTFOLIO (International Stocks):
                    Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.

                    OCC TRUST MANAGED PORTFOLIO (Balanced or Total Return):
                    Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.

                    The Delaware Group Delchester Series, Delaware Group Emerging Market Series, Dreyfus Variable Fund Small Cap Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Overseas Portfolio, MFS Variable Trust Emerging Growth Series, MFS Variable Trust Research Series, MFS Variable Trust Total Return Series, MFS Variable Trust Utilities Series, OCC Trust Global Equity Portfolio, and the OCC Trust Managed Portfolio funds may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.

                    With respect to a Trust, the adviser and/or the distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. It is anticipated that such compensation would be based on assets of the particular Trust attributable to the Contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. Contract Owners bear the complete investment risk for Annuity Account Values allocated to a Variable Account Sub-Account. Each such Sub-Account involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Contract Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Contracts. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by Lincoln Life (See "Premium Payments and Contract Value-Allocation of Premium Payments").

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of Lincoln Life and other life insurance companies. The Trusts do not foresee any disadvantage to Contract Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trusts' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of Lincoln Life, further investment in such shares should become inappropriate in view of the purpose of the Contracts or in view of legal regulatory or federal income tax restrictions, Lincoln Life may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, Lincoln Life will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Trust in accordance with written instructions received from persons having the voting interest in the Variable Account. Lincoln Life will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trusts do not hold regular meetings of shareholders. Shareholder votes take place whenever state law or the 1940 Act so require, for example on certain elections of Board of Trustees, the initial approval of investment advisory contracts and changes in investment objectives and fundamental investment policies.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by Lincoln Life not more than sixty (60) days prior to the meeting of the particular Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

PREMIUM PAYMENTS AND CONTRACT VALUE

                    PREMIUM PAYMENTS

                    The Contracts may be purchased under a flexible premium payment plan. Premium Payments are payable in the frequency and in the amount selected by the Contract Owner. The initial Premium Payment is due on the Effective Date. It must be at least $10,000 (for Qualified Contracts $2,000). Subsequent Premium Payments must be at least $100. Lincoln Life reserves the right to decline any application or order to purchase or Premium Payment. A Premium Payment in excess of $1 million requires preapproval by the Lincoln Life.

                    Lincoln Life may, at its sole discretion, offer special premium payment programs and/or waive the minimum payment requirements.

                    The Contract Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    If no Premium Payments have been made for three consecutive years and the Annuity Account Value decreases to less than $1,000 during that period, or if any partial withdrawal decreases the Annuity Account Value to less than $1,000, Lincoln Life reserves the right to cancel the Contract and pay the Owner an adjusted Annuity Account Value. Lincoln Life will provide the Owner at least 30 days advance notice of its intended action. During the notification period, the Owner may make an additional Premium Payment to meet the minimum value requirements and avoid cancellation of the Contract.

                    ALLOCATION OF PREMIUM PAYMENTS

                    Premium Payments are allocated to one or more of the appropriate Sub-Accounts within the Variable Account and Fixed Account as selected by the Contract Owner. For each Variable Account Sub-Account, the Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Contract is determined by dividing the Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    Lincoln Life will allocate the initial Premium Payment directly to the Sub-Account(s) selected by the Owner unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    In such cases, the initial Premium Payment will be allocated to the money market account until the right-to-examine period has expired.

                    Transfers do not necessarily affect the allocation instructions for payments. Subsequent payments will be allocated as directed by the Owner; if no direction is given, the allocation will be that which has been most recently directed for payments by the Owner. The Owner may change the allocation of future payments without fee, penalty or other charge upon written notice to Lincoln Life's Home Office. A change will be effective for payments received on or after receipt of the notice of change.

                    Any Premium Payment at the time of any allocation may be allocated to a single or multiple sub-accounts in whole percentages (e.g., 12%). No allocation can be made which would result in a Variable Account Sub-Account of less than $50 or a Fixed Account Sub-Account value of less than $2,000.

                    Lincoln Life may, at its sole discretion, waive minimum premium allocation requirements or minimum Variable Account Sub-Account requirements.

                    For initial Premium Payments, if the application for or order to purchase a Contract is in good order, Lincoln Life will apply the Premium Payment to the Variable Account and credit the Contract with Accumulation Units within two business days of receipt at the Accumulation Unit Value for the Valuation Period during which the Premium Payment is accepted unless state law requires, during the right-to-examine period, a refund of Premium Payments rather than Annuity Account Value.

                    If the application or order to purchase for a Contract is not in good order, Lincoln Life will attempt to get it in good order or Lincoln Life will return the application or order to purchase and the Premium Payment within five business days. Lincoln Life will not retain a Premium Payment for more than five business days while processing an incomplete application or order to purchase unless it has been so authorized by the purchaser.

                    For each subsequent Premium Payment, Lincoln Life will apply such payment to the Variable Account and credit the Contract with Accumulation Units at the Accumulation Unit Value for the Valuation Period during which each such payment was received in good order.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Contract Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Contract Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the One-Year Fixed Account Sub-Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as selected by the Contract Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.

                    Dollar Cost Averaging may be selected by establishing a Money Market Sub-Account of at least $1,000 or a One-Year Fixed Account Sub-Account with a value of at least $2,000. The minimum amount per month to allocate is $50. Enrollment in this program may occur at any time by calling or writing Lincoln Life's Home Office or by providing the information requested on the Dollar Cost Averaging election form to Lincoln Life and ensuring that sufficient value is in the Money Market Sub-Account or the One-year Fixed

                    Account Sub-Account. Transfers to any Fixed Account Sub-Account or from a Fixed Account Sub-Account other than the One-Year Fixed Account Sub-Account are not permitted under Dollar Cost Averaging. Lincoln Life may, upon occasion, offer a Fixed Account Sub-Account for periods of less than one year solely for the purpose of Dollar Cost Averaging. Lincoln Life may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the One-Year Fixed Sub-Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Contract is surrendered.

                    The Dollar Cost Averaging program is not available following the Annuity Date. There is no current charge for Dollar Cost Averaging but Lincoln Life reserves the right to charge for this program.

                    Dollar Cost Averaging will not assure a profit or protect against a declining market.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Contract Owner, periodically restores to a pre-determined level the percentage of Contract Value allocated to each Variable Account Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected when the Contract was purchased, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a request to Lincoln Life.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Variable Account Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account Sub-Account is not available for Automatic Rebalancing.

                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once the rebalancing option is activated, any Variable Account Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that modifies the net account balance within each Variable Account Sub-Account may also cause termination of the Automatic Rebalancing option. Any such termination will be confirmed to the Owner. The Owner may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing Lincoln Life's Home Office.

                    The Automatic Rebalancing program is not available following the Annuity Date. There is no current charge for Automatic Rebalancing but Lincoln Life reserves the right to charge for this program.

                    CONTRACT VALUE

                    The value of the Contract is the sum of the values attributable to the Contract for each Fixed and Variable Sub-Account. The value of each Variable Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Contract in the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

                    ACCUMULATION UNIT

                    Premium Payments allocated to the Variable Account are converted into Accumulation Units. This is done by dividing each Premium Payment by the value of an Accumulation Unit calculated at the end of the Valuation Period during which the Premium Payment is allocated to the Variable Account. The Accumulation Unit value for each Sub-Account was or will be established by Lincoln Life at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:
                       (1)The total value of Fund shares held in the Sub-Account
                          is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus
                       (2)The liabilities of the Sub-Account at the end of the
                          Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines result from the operations of the Variable Account; and
                       (3)The result of (2) is divided by the number of
                          Sub-Account units outstanding at the beginning of the Valuation Period.

                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period.

CHARGES AND DEDUCTIONS

                    Various charges and deductions are made from Annuity Account Values and the Variable Account. Lincoln Life may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to cover actual cost of distribution of the Contracts. These charges and deductions are:

                    CONTINGENT DEFERRED SALES CHARGE (SALES LOAD)

                    Upon a partial withdrawal or full surrender, a Contingent Deferred Sales Charge (sales load) will be calculated and will be deducted from the Annuity Account Value. This Charge reimburses Lincoln Life for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge applies only to those Premium Payments received within seven (7) years of the date of partial withdrawal or full surrender. In calculating the Contingent Deferred Sales Charge, Premium Payments are allocated to the amount surrendered or withdrawn on a first-in, first-out basis. After all Premium Payments have been deemed withdrawn, Lincoln Life will deem further withdrawals to be from net investment results. The amount of the Contingent Deferred Sales Charge is calculated by: (a) allocating Premium Payments to the amount withdrawn or surrendered; (b) multiplying each allocated Premium Payment that has been held under the Contract for the period shown below by the charge shown below:

                    YEARS SINCE PAYMENT    CHARGE
                    --------------------  --------
                            0-1               7%
                            1-2               6%
                            2-3               5%
                            3-4               4%
                            4-5               3%
                            5-6               2%
                            6-7               1%
                             7+               0

                    and (c) adding the products of each multiplication in (b) above. The charge will not exceed 7% of the Premium Payments. Any applicable negative Market Value Adjustment and Account Fee will be deducted before application of the Contingent Deferred Sales Charge. The charge is not imposed on any death benefit paid or upon amounts applied to an annuity option.

                    A Contract Owner may, during each Contract Year, withdraw up to fifteen percent (15%) of Premium Payments, or any remaining portion thereof, without incurring a Contingent Deferred Sales Charge. The earliest Premium Payments remaining in the Contract will be deemed withdrawn first under this Fifteen Percent Free provision. No Contingent Deferred Sales Charge will be deducted on withdrawals from Premium Payments which have been held under the Contract for more than seven (7) Contract Years or from annuity payments. Lincoln Life may also eliminate or reduce the Contingent Deferred Sales Charge under Lincoln Life procedures then in effect.

                    For a partial withdrawal, unless the Owner designates otherwise, the Contingent Deferred Sales Charge will be deducted proportionately from the Sub-Account(s) from which the withdrawal is to be made by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total of the values of the Sub-Accounts from which the partial withdrawal is made. If the value(s) of such Sub-Account(s) are insufficient, remaining Contingent Deferred Sales Charges will be deducted on a pro rata basis from all Sub-Accounts in proportion to the then current account value(s) of such Sub-Accounts unless the Owner and Lincoln Life agree otherwise.

                    To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of distribution of the contracts, Lincoln Life may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

                    MORTALITY AND EXPENSE RISK CHARGE

                    Lincoln Life deducts on each Valuation Date a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account. The mortality risks assumed by Lincoln Life arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant in accordance with annuity rates guaranteed in the Contract and to pay death benefits that may exceed the Annuity Account Value. The expense risk assumed by Lincoln Life is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services may exceed the amount recovered from the Account Fee and the Administrative Expense Charge, each of which is described below.

                    If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by Lincoln Life. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to Lincoln Life. Lincoln Life expects to profit from this charge.

                    The Mortality and Expense Risk Charge is guaranteed by Lincoln Life and cannot be increased.

                    ADMINISTRATIVE EXPENSE CHARGE

                    Lincoln Life deducts on each Valuation Date an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account. This charge is to reimburse Lincoln Life for a portion of its expenses in administering the Contracts. This charge is guaranteed by Lincoln Life and cannot be increased.

                    ACCOUNT FEE

                    Lincoln Life deducts an annual Account Fee of $35 from the Annuity Account Value on the last Valuation Date of each Contract Year. This charge, like the Administrative Expense Charge, is to reimburse Lincoln Life for its expenses in administering the Contracts. Prior to the Annuity Date, this charge is deducted by cancelling Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value. When the Contract is annuitized or surrendered for its full Surrender Value on other than a Contract Anniversary, the Account Fee will be prorated at the time of surrender or annuitization. The Account Fee will be waived for any Contract Year in which the Annuity Account Value equals or exceeds $100,000 as of the last Valuation Date of the Contract Year or at annuitization.

                    PREMIUM TAX EQUIVALENTS

                    Premium tax equivalents or other taxes payable to a state, municipality or other governmental entity will be charged against Annuity Account Value. Premium taxes currently imposed by certain states on the Contracts offered hereby range from 0% to 4.0% of Premiums paid. Some states assess premium taxes at the time Premium Payments are made; others assess premium taxes at the time annuity payments begin. Lincoln Life will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Variable Account; receipt by Lincoln Life of the Premium Payment(s); or commencement of annuity payments. Lincoln Life may, at its sole discretion, pay taxes when due and deduct an equivalent amount reflecting investment experience from the Annuity Account Value at a later date. Payment at an earlier date does not waive any right Lincoln Life may have to deduct amounts at a later date.

                    INCOME TAXES

                    While Lincoln Life is not currently maintaining a provision for federal income taxes, Lincoln Life has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. Lincoln Life will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient.

                    FUND EXPENSES

                    There are other deductions from, and expenses paid out of, the assets of the Funds which are described in the accompanying Funds' prospectuses.

                    TRANSFER FEE

                    Prior to the Annuity Date, a Contract Owner may transfer all or a part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any transfer fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, Lincoln Life reserves the right to deduct a transfer fee of up to $10 per transfer. Prescheduled automatic Dollar Cost Averaging or Automatic Rebalancing transfers are not counted toward the twelve transfer limit. Lincoln Life reserves the right to charge a fee of up to $10 for each transfer after the Annuity Date. The transfer fee at any given time will not be set at a level greater than its cost and will contain no element of profit.

                    RIDER CHARGES

                    A fee or expense may also be deducted in connection with any benefits added to the Contract by rider or endorsement. See the rider for any applicable fee or expense.

                    DEATH BENEFITS

                    DEATH BENEFITS PROVIDED BY THE CONTRACTS

                    In the event of death of the Contract Owner (or the Annuitant, if the Owner is a non-natural person) prior to the Annuity Date, a death benefit is payable to the Beneficiary designated by the Owner upon due proof of death (a certified copy of the Death Certificate) of the Owner. If there is no designated Beneficiary, or contingent Beneficiary,
                    Lincoln Life will, within seven (7) days of receipt of due proof of death of Owner, Beneficiary and contingent Beneficiary, pay the death benefit in one lump sum to the deceased Owner's estate.

                    If the death of any annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

                    AMOUNT OF DEATH BENEFIT

                    The amount of the death benefit is determined as of the effective date or deemed effective date of the death benefit election (see "Election and Effective Date of Election"), and is equal to the greatest of --
                    (a) the Annuity Account Value for the Valuation Period
                        during which the death benefit election is effective or deemed to become effective;
                    (b) the sum of all the Premium Payments made under the
                        Contract, less the sum of all partial withdrawals; or
                    (c) the highest Annuity Account Value ever attained on a
                        Contract Anniversary date occurring on or before the Owner's 80th birthday, with adjustments for any subsequent Premium Payments, partial withdrawals and charges made since such Contract Anniversary Date.

                    On or after Owner's 90th birthday, the amount of the death benefit is the greater of (a) and (b) above.

                    No Market Value Adjustment (see "Market Value Adjustment") or withdrawal charges are assessed against amounts which are applied toward payment of a death benefit.

                    Upon a transfer of ownership, the death benefit becomes the greatest of --
                    (a) the Annuity Account Value for the Valuation Period
                        during which the death benefit election is effective or deemed to become effective;
                    (b) the sum of Premium Payments made less the sum of
                        withdrawals made on or before the date of transfer, adjusted for any subsequent Premium Payments and partial withdrawals made under the Contract; or
                    (c) the highest Annuity Account Value ever attained on a
                        Contract Anniversary date subsequent to the date of transfer occurring on or before the new Owner's 80th birthday, with adjustments for any subsequent Premium Payments, partial withdrawals and charges made since such Contract Anniversary Date.

                    On or after the then current Owner's 90th birthday, the amount of the death benefit is the greater of (a) and (b) above.

                    ELECTION AND EFFECTIVE DATE OF ELECTION

                    Unless specified in writing by the Owner the Beneficiary may, at any time before the end of the sixty (60) day period immediately following receipt of due proof of death by Lincoln Life, elect the death benefit to be paid as follows:
                    1. the payment of the entire death benefit on a specified date, which must be within five years of the date of the death of the Owner or Annuitant, whichever is applicable; or
                    2. payment over the lifetime of the designated Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, with distribution beginning within one year of the date of death of the Owner or Annuitant, whichever is applicable (see "Annuity Provisions -- Annuity Options"); or
                    3. payment in accordance with one of the settlement options under the Contract (see "Annuity Provisions -- Annuity Options"); or
                    4. if the designated Beneficiary is the Owner's spouse, he/she can continue the Contract in his/her own name.

                    Payment amounts may vary with their frequency and duration (see "Annuity Provisions -- Annuity Options"). To the extent that the Beneficiary elects a variable payment option, the Beneficiary will bear the investment risk associated with the performance of the underlying Fund(s) in which the relevant Variable Sub-Account invest(s).

                    Such election may be made by filing with Lincoln Life a statement in writing specifying the method by which the death benefit shall be paid and such election shall become effective on the later of (a) the date the election is received by Lincoln Life, and (b) the date due proof of death of the Owner is received by Lincoln Life. Payments will begin thirty (30) days after the effective date of the election.

                    If no payment option is elected, a single sum settlement will be made by Lincoln Life within seven (7) days of the end of the sixty (60) day period following receipt of due proof of death of the Owner or Annuitant as applicable.

                    If the Owner is a non-natural person, then for purposes of the death benefit, the Annuitant shall be treated as the Owner, except that in such case a change of annuitant would be treated as a death of the annuitant.

                    DEATH OF THE ANNUITANT BEFORE THE ANNUITY DATE

                    If the Annuitant dies prior to the Annuity Date and the Annuitant is different from the Contract Owner, the Contract Owner, if a natural person, may designate a new Annuitant. Unless and until one is designated, the Contract Owner will be the Annuitant. If the Contract Owner is not a natural person, then the death benefit, valued as described in "Amount of Death Benefit" but based on the Annuitant, is paid on due proof of the Annuitant's death.

                    DEATH OF THE ANNUITANT AFTER THE ANNUITY DATE

                    If the Annuitant dies after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected.

                    Lincoln Life will require due proof of the Annuitant's death. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

OTHER CONTRACT FEATURES

                    OWNERSHIP

                    The Contract Owner has all rights and may receive all benefits under the Contract. The Contract Owner may change the Contract Owner at any time. If the Contract Owner dies, a death benefit will be paid to the Beneficiary upon proof of the Contract Owner's death. If the Owner is a corporation, partnership or other non-natural person, the death benefit is paid upon receipt of due proof of the Annuitant's death. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. A request for change must be: (1) made in writing; and (2) received by Lincoln Life at its Home Office. The change will become effective as of the date the written request is signed. A new designation of Contract Owner will not apply to any payment made or action taken by Lincoln Life prior to the time it was received.

                    For non-qualified contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. But in accordance with Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

                    ASSIGNMENT

                    The Contract Owner may assign the Contract at any time during his or her lifetime. Unless provided otherwise, an assignment will not affect the interest of any previously indicated Beneficiary. Lincoln Life will not be bound by any assignment until written notice is received by Lincoln Life at its Home Office. Lincoln Life is not responsible for the validity of any assignment. Lincoln Life will not be liable as to any payment or other settlement made by Lincoln Life before such assignment has been recorded at Lincoln Life's Home Office.

                    If the Contract is issued pursuant to a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

                    BENEFICIARY

                    The Beneficiary is named when the Contract is applied for and, unless changed, is entitled to receive any death benefits to be paid. Prior to the Annuity Date, death benefits are paid to the Beneficiary on the death of the Owner.

                    CHANGE OF BENEFICIARY

                    The Contract Owner may change a Beneficiary by filing a written request with Lincoln Life at its Home Office unless an irrevocable Beneficiary designation was previously filed. After the change is recorded, it will take effect as of the date the request was signed. If the request reaches the Lincoln Life's Home Office after the death of the Annuitant or Contract Owner, as applicable, but before any payment is made, the change will be valid. Lincoln Life will not be liable for any payment made or action taken before it records the change.

                    ANNUITANT

                    The Annuitant must be a natural person. The maximum age of the Annuitant on the date the Contract is issued is 90 years old. The Annuitant may be changed at any time prior to the Annuity Date unless the Contract is owned by a non-natural person. Joint Annuitants are allowed at the time of annuitization only, if Lincoln Life chooses to make a joint and survivor annuity payment option available in addition to the options provided in the Contract. The Annuitant has no rights or privileges prior to the Annuity Date. When an Annuity Option is elected, the amount payable as of the Annuity Date is based on the age and gender classification (in accordance with state law) of the Annuitant, as well as the Option selected and the Annuity Account Value.

                    TRANSFER OF CONTRACT VALUES BETWEEN SUB-ACCOUNTS

                    Prior to the Annuity Date, the Contract Owner may transfer all or part of the Annuity Account Value in a Sub-Account to another Sub-Account without the imposition of any fee or charge if there have been no more than twelve transfers made in the Contract Year. For additional transfers, Lincoln Life reserves the right to deduct a transfer fee of up to $10 (See "Charges and Deductions -- Transfer Fee"). This Contract is not designed for professional market timing organizations or other entities using programmed and frequent transfers.

                    Repeated patterns of frequent transfers are disruptive to the operation of the Sub-Accounts, and should Lincoln Life become aware of such disruptive practices, Lincoln Life may refuse to permit more than 12 transfers in any year and may modify the transfer provisions of the Contract.

                    There may be limits on the amount that can be transferred from each Fixed Account Sub-Account during a Contract Year.

                    After the Annuity Date, provided a variable annuity option was selected, the Contract Owner may make up to three transfers between Variable Sub-Accounts in any Contract Year.

                    All transfers are subject to the following:
                    a. The deduction of any transfer fee that may be imposed.
                       The transfer fee will be deducted from the amount which is transferred if the entire amount in the Sub-Account is being transferred, otherwise from the Sub-Account from which the transfer is made.
                    b. The minimum amount which may be transferred is the lesser of (i) $2,000 per Fixed Account Sub-Account or $50 per Variable Account Sub-Account; or (ii) the Contract Owner's entire interest in the Sub-Account. Lincoln Life, at its sole discretion may waive these minimum requirements.
                    c. No partial transfer will be made if the Contract Owner's remaining Contract Value in Fixed Account Sub-Account will be less than $2,000 or in the Variable Sub-Account will be less than $50.
                    d. Transfers involving Variable Account Sub-Accounts will
                       reflect the purchase or cancellation of Variable Accumulation Units having an aggregate value equal to the dollar amount being transferred to or from a particular Variable Account Sub-Account. The purchase or cancellation of units shall be made using Variable Accumulation Unit Values of the applicable Variable Account Sub-Account at the end of the Valuation Period during which the transfer request is received in good order at Lincoln Life's Home Office. However, no transfer may be made effective within seven calendar days of the date on which the first annuity payment is due. Transfers are not permitted during the right-to-examine period.
                    e. Any transfer request must clearly specify the amount
                       which is to be transferred and the Sub-Accounts which are to be affected.
                    f. Transfers of all or a portion of any Fixed Account
                       Sub-Account values (other than transfers pursuant to the Dollar Cost Averaging program or at the end of a Guaranteed Period) are subject to any applicable Market Value Adjustment;
                    g. Lincoln Life reserves the right to defer transfers from any Fixed Account Sub-Account for up to six months after date of receipt of the transfer request;

                    h. Transfers involving the Variable Account Sub-Accounts are subject to such restrictions as may be imposed by the Funds;
                    i. Lincoln Life reserves the right at any time and without prior notice to any party to terminate, suspend or modify the transfer privileges described above.
                    j. After the Annuity Date, transfers may not take place
                       between a Fixed Annuity Option and a Variable Annuity Option.
                    k. Lincoln Life reserves the right to reject any premium
                       allocation or transfer which would cause the Fixed Account Sub-Account values in aggregate to exceed then current Lincoln Life limits.

                    Transfers between Sub-Accounts may be made by calling or writing Lincoln Life's Home Office. Transfer requests must be received prior to 4:00 Eastern Time in order to be effective that day.

                    Transfers between any Sub-Accounts may be suspended or postponed during any period in which the New York Stock Exchange is closed or has suspended trading.

                    PROCEDURES FOR TELEPHONE TRANSFERS

                    Owners may effect telephone transfers by calling Lincoln Life's Home Office.

                    Lincoln Life will take the following procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for specific information to validate the request. All calls will be recorded. All transactions performed will be confirmed by Lincoln Life in writing. Lincoln Life is not liable for any loss, cost or expense for acting on telephone instructions which are believed to be genuine in accordance with these procedures.

                    SURRENDERS AND PARTIAL WITHDRAWALS

                    While the Contract is in force and before the Annuity Date, Lincoln Life will, upon written request to Lincoln Life by the Contract Owner, allow the surrender or partial withdrawal of all or a portion of the Contract for its Surrender Value. Surrenders or partial withdrawals will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the value of each Sub-Account bears to the total Annuity Account Value, unless the Contract Owner specifies in writing in advance which units are to be cancelled. Lincoln Life will pay the amount of any surrender or partial withdrawal within seven (7) days of receipt of a valid request, unless the "Delay of Payments" provision is in effect. (See "Delay of Payments and Transfers")

                    Certain tax withdrawal penalties and restrictions may apply to surrenders and partial withdrawals from Contracts. (See "Tax Matters.") Contract Owners should consult their own tax counsel or other tax adviser regarding any surrenders and partial withdrawals.

                    The Surrender Value is the Annuity Account Value for the Valuation Period next following the Valuation Period during which the written request to Lincoln Life for surrender is received, reduced, in the case of full surrender, by the sum of:
                    A. any applicable premium tax equivalents not previously
                       deducted;
                    B. any applicable Account Fee; and
                    C. any applicable Contingent Deferred Sales Charge; and
                       for partial withdrawals, by the sum of A and C above.

                    RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

                    Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program "ORP" to redeem their interest in a variable annuity contract issued under the ORP only upon:
                    1. Termination of employment in all institutions of higher education as defined in Texas law;
                    2. Retirement; or
                    3. Death.

                    Accordingly, a participant in the ORP will be required to obtain a certificate of termination from the participant's employer before accounts can be redeemed.

                    DELAY OF PAYMENTS AND TRANSFERS

                    Lincoln Life reserves the right to suspend or postpone payment of proceeds or transfers for any period when:
                    1. the New York Stock Exchange is closed (other than
                       customary weekend and holiday closings);
                    2. trading on the New York Stock Exchange is restricted;
                    3. an emergency exists as a result of which disposal of
                       securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or
                    4. during any other period when the Commission, by order, so permits for the protection of Contract Owners.

                    The applicable rules and regulations of the Commission will govern as to whether the conditions described in 2. and 3. exist.

                    Lincoln Life reserves the right to defer the payment or transfer of amounts withdrawn from any Fixed Account Sub-Account for a period not to exceed six months from the date written request for such withdrawal or transfer is received by Lincoln Life. If payment or transfer is deferred beyond thirty (30) days, Lincoln Life will pay interest of not less than 3% per year on amounts so deferred.

                    In addition, payment of the amount of any withdrawal derived, all or in part, from any Premium Payment paid to Lincoln Life by check or draft may be postponed until Lincoln Life determines the check or draft has been honored.

                    CHANGE IN OPERATION OF VARIABLE ACCOUNT

                    At Lincoln Life's election and subject to the approval of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law; de-registered under the 1940 Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combined with one or more other separate accounts. To the extent permitted by applicable law, Lincoln Life also may transfer the assets of the Variable Account associated with the Contracts to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, Lincoln Life may make appropriate endorsement to the Contracts to reflect the change and take such other action as may be necessary and appropriate to effect the change.

                    MODIFICATION

                    Upon notice to the Owner (or the Payee(s) during the Annuity Period), the Contracts may be modified by Lincoln Life if such modification: (i) is necessary to make the Contracts or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which Lincoln Life or the Variable Account is subject; or (ii) is necessary to attempt to assure continued qualification of the Contracts under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or
                    (iii) is necessary to reflect a change in the operation of the Variable Account or its Sub-Account(s) (See "Change in Operation of Variable Account"); or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, Lincoln Life may make appropriate endorsement to the Contracts to reflect such modification.

                    In addition, upon notice to the Owner, the Contracts may be modified by Lincoln Life to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment, provided that such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise its modification rights in these particular instances, Lincoln Life must notify the Owner of such modification in writing. All of the charges and the annuity tables which are provided in the Contracts prior to any such modification will remain in effect permanently, unless improved by Lincoln Life, with respect to Contracts established prior to the effective date of such modification.

                    DISCONTINUANCE

                    Lincoln Life reserves the right to limit or discontinue the offer and issuance of new Contracts. Such limitation or discontinuance shall have no effect on rights or benefits with respect to any Contracts issued prior to the effective date of such limitation or discontinuance.

ANNUITY PROVISIONS

                    ANNUITY DATE; CHANGE IN ANNUITY DATE AND ANNUITY OPTION

                    The Contract Owner selects an Annuity Date at the time of application or order to purchase. The Contract Owner may, upon at least forty-five (45) days prior written notice to Lincoln Life, at any time prior to the Annuity Date, change the Annuity Date. The new Annuity Date must be at least 30 days after the effective date of the change. If the Income Payment is a 100% Fixed Income Payment, the first Income Payment Date under the Settlement Option selected will be at least 30 days after the Annuity Date as selected by the Owner. If the Income Payment is any part a variable Income Payment, the first Income Payment under the settlement option selected will be 14 days after the Valuation Period which ends immediately preceding the Annuity Date as selected by the Owner. The Annuity Date may not be later than the month following the Annuitant's 90th birthday.

                    The Contract Owner may, upon at least forty-five (45) days prior written notice to Lincoln Life, at any time prior to the Annuity Date, select and/or change the Annuity Option. The Annuity Date will then be automatically changed to the date of such annuitization.

                    PENALTY-FREE ANNUITIZATION

                    At any time the Owner may request in writing payment of the then current Annuity Account Value in accordance with any one of the settlement options set forth in the Contract. In such event, no Contingent Deferred Sales Charge or Market Value Adjustment will be imposed at the time such settlement is made.

                    ANNUITY OPTIONS

                    Instead of having the proceeds paid in one sum, the Contract Owner may select one of the Annuity Options. These may be on a fixed or variable basis, or a combination thereof. However, if the amount to be applied under any settlement option is less than $5,000, or if the first income payment payable in accordance with such option is less than $50, Lincoln Life reserves the right to pay the adjusted value in a single payment to the payee designated by the Owner. If the Annuity Option elected results in a payment less than the minimum payment required by the Contract, Lincoln Life reserves the right to change the frequency of payments to an interval that will provide the minimum payment amount. The Annuity Option must be selected at least 30 days prior to the Annuity Date. If no such selection is made, the adjusted Annuity Account Value will be applied under a life Annuity with 120 months guaranteed. In such situation, the adjusted Annuity Account Value on the Annuity Date will be applied to either a fixed option or a variable option in proportion to the Annuity Account Value in the Fixed Account or the Sub-Accounts, respectively, on the Annuity Date. Lincoln Life also may make available other settlement options. Lincoln Life uses sex distinct or unisex annuity rate tables when determining appropriate annuity payments.

                    GUARANTEED MINIMUM INCOME PAYMENT RIDER

                    Lincoln Life may offer in the future a rider benefit that will allow a Contract Owner to receive a guaranteed minimum income payment regardless of the investment results of the Sub-Accounts in which the Contract Owner has allocated Premium Payments. Where a Contract Owner elects the rider, each annuity payment will be the greater of the annuity payment under the settlement option elected by the Contract Owner or the guaranteed minimum income payment provided by the rider. It is anticipated an annual charge of up to 0.50% will be deducted from the Contract's average daily net assets while the rider is in effect. If Lincoln Life offers the guaranteed minimum income payment rider, it is expected to provide that a Contract Owner may request to annuitize the Contract under the terms of the rider during certain benefit option periods, as specified in the rider.

                    FIXED OPTIONS

                    Under a fixed option, once the selection has been made and payments have begun, the amount of the payments will not vary. The fixed options currently available are:

                    FIRST OPTION -- LIFE ANNUITY. An annuity which provides annuity payments during the lifetime of the Annuitant, ceasing with the last payable due prior to the death of the Annuitant.

                    SECOND OPTION -- LIFE ANNUITY WITH CERTAIN PERIOD. An annuity which provides annuity payments during the lifetime of the Annuitant and further provides that if at the death of an Annuitant payments have been made for less than the elected certain period, which may be 120 or 240 months, the annuity payments will continue for the remainder of elected certain period.

                    THIRD OPTION -- CASH REFUND LIFE ANNUITY. An annuity which provides annuity payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, with the guarantee that upon the death of the Annuitant, if: (a) the total dollar amount applied to the purchase this Fixed Income Payment option is greater than; (b) the Fixed Income Payment multiplied by the number of Income Payments paid prior to death; then a refund payment equal to the dollar amount of

                    (a) minus (b) will be made after the death claim is approved by the Company for payment and the Company is in receipt of:
                    (a) proof of death acceptable to the Company; (b) written authorization for payment; and (c) all claim forms, fully completed.

                    FOURTH OPTION -- JOINT LIFE ANNUITY. An annuity which provides annuity payments during the joint lifetime of the Annuitant and a Joint Annuitant, ceasing with the last payment due prior to the last death of the joint annuitants.

                    FIFTH OPTION -- JOINT LIFE AND TWO-THIRDS TO SURVIVOR ANNUITY. An annuity which provides annuity payments during the joint lifetime of the Annuitant and a Joint Annuitant, with the two-thirds of such amount payable during the remaining lifetime of the survivor and ceasing with the last payment due prior to the last death of the joint annuitants.

                    SIXTH OPTION -- JOINT LIFE ANNUITY WITH CERTAIN PERIOD. An annuity which provides annuity payments during the joint lifetime of the Annuitant and Joint Annuitant and further provides that if after death of both Annuitants payments have been made for less than the elected certain period, which may be 120 or 240 months, the annuity payments will continue for the remainder of elected certain period.

                    SEVENTH OPTION -- JOINT LIFE AND TWO-THIRDS TO SURVIVOR ANNUITY WITH CERTAIN PERIOD. An annuity which provides annuity payments during the joint lifetime of the Annuitant and a Joint Annuitant, with two-thirds of such amount payable during the remaining lifetime of the survivor, further providing that should one or both the Annuitants die during the elected certain period, which may be 120 or 240 months, the full benefit payment will continue for the remainder of the elected certain period.

                    VARIABLE OPTIONS

                    The actual dollar amount of variable annuity payments is dependent upon (i) the Annuity Account Value at the time of annuitization, (ii) the annuity table specified in the Contract, (iii) the Annuity Option selected, and (iv) the investment performance of the Sub-Account selected. Each annuity payment will be less if payments are to be made more frequently or for longer periods of time. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

                    The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium tax equivalents not previously deducted) to the table using the age and gender (in accordance with state law) of the Annuitant. The number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value. Thereafter, the number of Annuity Units remains unchanged during the period of annuity payments. This determination is made separately for each Sub-Account of the Variable Account. The number of Annuity Units is determined for each Sub-Account and is based upon the available value in each Sub-Account at the end of the Valuation Period immediately preceding the Annuity Date.

                    The dollar amount determined for each Sub-Account will then be aggregated for purposes of making payments.

                    The dollar amount of the second and later variable annuity payments is equal to the number of Annuity Units determined for each Sub-Account times the Annuity Unit value for that Sub-Account at the end of the Valuation Period that is 14 days prior to the Valuation Income Payment Date. This amount may increase or decrease from month to month.

                    The annuity tables contained in the Contract are based on a four percent (4%) assumed net investment rate. If the actual net investment rate exceeds four percent (4%), payments will increase. Conversely, if the actual rate is less than four percent (4%), annuity payments will decrease.

                    The Annuitant receives the value of a fixed number of Annuity Units each Income Payment Date. The value of a fixed number of Annuity Units will reflect the investment performance of the Sub-Account selected and the amount of each annuity payment will vary accordingly.

                    The Annuity Unit Value for a Sub-Account is determined by multiplying the Annuity Unit Value for that Sub-Account for the preceding Valuation Period by the Net Investment Factor for the current Valuation Period (calculated as described on pages 19 and 20 of this Prospectus) and multiplying the result by 0.9998926, the daily factor to neutralize the assumed net investment rate, discussed above, of 4% per annum which is built into the annuity rate table. It may increase or decrease from Valuation Period to Valuation Period.

                    The variable options currently available are:

                    OPTION I -- VARIABLE LIFE ANNUITY. A variable annuity which provides annuity payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

                    OPTION II -- VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD. A variable annuity which provides annuity payments during the lifetime of the Annuitant and further provides that if at the death of the Annuitant payments have been made for less than the elected period certain, which may be 120 or 240 months, the annuity payments will continue for the remainder of elected period certain.

                    OPTION III -- VARIABLE UNIT REFUND LIFE ANNUITY. A variable annuity which provides annuity payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, with the guarantee that upon the death of the Annuitant, if: (a) the number of Annuity Units initially purchased (determined by dividing the total dollar amount applied to purchase this Variable Income Payment option by the Annuity Unit value on the Valuation Period which ends immediately preceding the Annuity Date) is greater than; (b) the number of Annuity Units paid as part of each Variable Income Payment multiplied by the number of Income Payments paid prior to death; then a refund payment equal to the number of Annuity Units determined by (a) minus
                    (b) will be made. The refund payment value will be determined using the Annuity Unit value on the Valuation Date on which the death claim is approved by the Company for payment after the Company is in receipt of: (a) proof of death acceptable to the Company; (b) written authorization for payment; and (c) all claim forms, fully completed.

                    OPTION IV -- VARIABLE JOINT LIFE ANNUITY. A variable annuity which provides annuity payments during the joint lifetime of the Annuitant and a Joint Annuitant, ceasing with the last payment due prior to the last death of the joint annuitants.

                    OPTION V -- JOINT LIFE AND TWO-THIRDS TO SURVIVOR
                    ANNUITY. An annuity which provides annuity payments during the joint lifetime of the Annuitant and a Joint Annuitant, with two-thirds of such amount payable during the remaining lifetime of the survivor and ceasing with the last payment due prior to the last death of the joint annuitants.

                    OPTION VI -- VARIABLE JOINT ANNUITANT WITH CERTAIN PERIOD. A variable annuity which provides annuity payments during the joint lifetime of the Annuitant and a Joint Annuitant and further provides that if after the death of both Annuitants payments have been made for less than the elected period certain, which may be 60, 120, 180 or 240 months, the annuity payments will continue for the remainder of elected period certain.

                    OPTION VII -- VARIABLE JOINT LIFE AND TWO-THIRDS TO SURVIVOR ANNUITY WITH CERTAIN PERIOD. A variable annuity which provides annuity payments during the joint lifetime of the Annuitant and a Joint Annuitant, with two-thirds of such amount payable during the remaining lifetime of the survivor, further providing that should one or both the Annuitants die during the elected certain period, which may be 120 or 240 months, the full benefit payment will continue for the remainder of the elected period.

                    After the Annuity Date, the payee may, by written request to Lincoln Life's Administrative Office, exchange Annuity Units of one Variable Sub-Account for Annuity Units of equivalent value in another Variable Sub-Account up to three times each Contract Year.

                    EVIDENCE OF SURVIVAL

                    Lincoln Life reserves the right to require evidence of the survival of the Annuitant(s) upon each Income Payment Date.

                    ENDORSEMENT OF ANNUITY PAYMENTS

                    Lincoln Life will make each annuity payment at its Home Office by check. Each check must be personally endorsed by the Payee or Lincoln Life may require that proof of the Annuitant's survival be furnished.

THE FIXED ACCOUNT

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF LINCOLN LIFE OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF LINCOLN LIFE'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR LINCOLN LIFE'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, LINCOLN LIFE HAS BEEN ADVISED THAT THE STAFF OF THE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

                    The initial Premium Payment and any subsequent Premium Payment(s) will be allocated to Sub-Accounts available in connection with the Fixed Account to the extent elected by the Owner at the time such Premium Payment is made. In addition, all or part of the Owner's Annuity Account Value may be transferred among Sub-Accounts available under the Contract as described under "Transfer of Contract Values between Sub-Accounts." Instead of the Owner's assuming all of the investment risk as is the case for Premium Payments allocated to the Variable Account, Lincoln Life guarantees it will credit interest of at least 3% per year to amounts allocated to the Fixed Account.

                    Assets supporting amounts allocated to Sub-Accounts within the Fixed Account become part of Lincoln Life's general account assets and are available to fund the claims of all creditors of Lincoln Life. All of Lincoln Life's general account assets will be available to fund benefits under the Contracts. The Owner does not participate in the investment performance of the assets of the Fixed Account or Lincoln Life's general account.

                    Lincoln Life will invest the assets of the general account in those assets chosen by Lincoln Life and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                    If the Account Value within a Fixed Account Sub-Account is maintained for the duration of the Sub-Account's Guaranteed Period, Lincoln Life guarantees that it will credit interest to that amount at the guaranteed rate specified for the Sub-Account which may but need not be more than 3% per year. Any amount withdrawn from or transferred out of the Sub-Account prior to the expiration of the Sub-Account's Guaranteed Period is subject to a Market Value Adjustment (see "Market Value Adjustment") and a Deferred Sales Charge, if applicable. Lincoln Life guarantees, however, that a Contract will be credited with interest at a rate of not less than 3% per year, compounded annually, on amounts allocated to any Fixed Account Sub-Account, regardless of any application of the Market Value Adjustment (that is, the Market Value Adjustment will not reduce the amount available for surrender, withdrawal or transfer to an amount less than the initial amount allocated or transferred to the Fixed Account Sub-Account plus interest of 3% per year). Lincoln Life reserves the right to defer the payment or transfer of amounts withdrawn from the Fixed Account for a period not to exceed six (6) months from the date a proper request for surrender, withdrawal or transfer is received by Lincoln Life.

                    FIXED ACCUMULATION VALUE. The fixed accumulation value of an Annuity Account, if any, for any Valuation Period is equal to the sum of the values of all Fixed Account Sub-Accounts which are part of the Annuity Account for such Valuation Period.

                    GUARANTEED PERIODS. The Owner may elect to allocate Premium Payments to one or more Sub-Accounts within the Fixed Account. Currently, each Sub-Account maintains a Guaranteed Period with a duration of 1, 3, 5, 7, or 10 years. Lincoln Life may, upon occasion, offer a Fixed Account Sub-Account for periods of less than one year solely for the purpose of Dollar Cost Averaging. Every Premium Payment allocated to a Fixed Account Sub-Account starts a new Sub-Account with its own duration and Guaranteed Interest Rate. The duration of the Guaranteed Period will affect the Guaranteed Interest Rate of the Sub-Account. Initial Premium Payments and subsequent Premium Payments, or portions thereof, and transferred amounts allocated to a Fixed Account Sub-Account, less any amounts subsequently withdrawn, will earn interest at the Guaranteed Interest Rate during the particular Sub-Account's Guaranteed Period unless prematurely withdrawn prior to the end of the Guaranteed Period. Initial Sub-Account Guaranteed Periods begin on the date a Premium Payment is accepted or, in the case of a transfer, on the effective date of the transfer, and end on the date after the number of calendar years in the Sub-Account's Guaranteed Period elected from the date on which the amount was allocated to the Sub-Account (the "Expiration Date"). Any portion of Annuity Account Value allocated to a specific Sub-Account with a specified Expiration Date (including interest earned thereon) will be referred to herein as a "Guaranteed Period Amount." Interest will be credited daily at a rate equivalent to the compound annual rate determined on the first day of the Sub-Account Guaranteed Period. As a result of renewals and transfers of portions of the Annuity Account Value described under "Transfer of Contract Values between Sub-Accounts" above, which will begin new Sub-Account Guaranteed Periods, amounts allocated to Sub-Accounts of the same duration may have different Expiration Dates. Thus each Guaranteed Period Amount will be treated separately for purposes of determining any applicable Market Value Adjustment (see "Market Value Adjustment").

                    Lincoln Life will notify the Owner in writing at least 60 days prior to the Expiration Date for any Guaranteed Period Amount. A new Sub-Account Guaranteed Period of the same duration as the previous Sub-Account Guaranteed Period will commence automatically at the end of the previous Guaranteed Period unless Lincoln Life receives, following such notification but prior to the end of such Guaranteed Period, a written election by the

                    Owner to transfer the Guaranteed Period Amount to a different Fixed Account Sub-Account or to a Variable Account Sub-Account from among those being offered by Lincoln Life at such time. Transfers of any Guaranteed Period Amount which become effective upon the expiration of the applicable Guaranteed Period are not subject to the twelve transfers per Contract Year limitations or the additional Fixed Sub-Account transfer restrictions (see "Transfer of Contract Values between Sub-Accounts").

                    GUARANTEED INTEREST RATES. Lincoln Life periodically will establish an applicable Guaranteed Interest Rate for each of the Sub-Account Guaranteed Periods within the Fixed Account. Current Guaranteed Interest Rates may be changed by Lincoln Life frequently or infrequently depending on interest rates on investments available to Lincoln Life and other factors as described below, but once established, rates will be guaranteed for the entire duration of the respective Sub-Account's Guaranteed Period. However, any amount withdrawn from the Sub-Account may be subject to any applicable withdrawal charges, Account Fees, Market Value Adjustment, premium taxes or other fees. Amounts transferred out of a Fixed Account Sub-Account prior to the end of the Guaranteed Period will be subject to the Market Value Adjustment.

                    The Guaranteed Interest Rate will not be less than 3% per year compounded annually, regardless of any application of the Market Value Adjustment. Lincoln Life has no specific formula for determining the rate of interest that it will declare as a Guaranteed Interest Rate, as these rates will be reflective of interest rates available on the types of debt instruments in which Lincoln Life intends to invest amounts allocated to the Fixed Account (see "The Fixed Account"). In addition, Lincoln Life's management may consider other factors in determining Guaranteed Interest Rates for a particular Sub-Account including: regulatory and tax requirements; sales commissions and administrative expenses borne by Lincoln Life; general economic trends; and competitive factors. THERE IS NO OBLIGATION TO DECLARE A RATE IN EXCESS OF 3% PER YEAR; THE OWNER ASSUMES THE RISK THAT DECLARED RATES WILL NOT EXCEED 3% PER YEAR. LINCOLN LIFE HAS COMPLETE DISCRETION TO DECLARE ANY RATE, SO LONG AS THAT RATE IS AT LEAST 3% PER YEAR.

                    MARKET VALUE ADJUSTMENT

                    Any surrender or transfer of a Fixed Account Guaranteed Period Amount, other than a surrender or transfer pursuant to an election which becomes effective upon the Expiration Date of the Guaranteed Period, will be subject to a Market Value Adjustment ("MVA"). The MVA will be applied to the amount being surrendered or transferred after deduction of any applicable Account Fee and before deduction of any applicable surrender charge.

                    The MVA generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time a Premium Payment is allocated to a Sub-Account's Guaranteed Period under the Contract and the Index Rate in effect at the time of the Premium Payment's surrender or transfer. It also reflects the time remaining in the Sub-Account's Guaranteed Period. Generally, if the Index Rate at the time of surrender or transfer is lower than the Index Rate at the time the Premium Payment was allocated, then the application of the MVA will result in a higher payment upon surrender or transfer. Similarly, if the Index Rate at the time of surrender or transfer is higher than the Index Rate at the time the Premium Payment was allocated, the application of the MVA will generally result in a lower payment upon surrender or transfer.

                    The MVA is computed by applying the following formula:

                                        (1+A)to the power N
                                         ------------------
                                        (1+B)to the power N

                    where:

                    A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the beginning of the Guaranteed Period.

                    B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the Sub-Account's Guaranteed Period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate factor is determined, no such percentage adjustment to "B" will be made, unless otherwise required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to Lincoln Life associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (E.G., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment.

                    N = The number of years remaining in the Guaranteed Period (E.G. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

                    Straight-Line interpolation is used for periods to maturity not quoted.

                    See the Statement of Additional information for examples of the application of the Market Value Adjustment.

DISTRIBUTION OF THE CONTRACTS

                    Lincoln Life is the principal underwriter of the contracts, and, as such, will form a selling group. Under an agreement with Lincoln Life, Delaware Distributors, L.P. ("DDLP") will act as wholesaler and will assist Lincoln Life in forming the selling group. DDLP will also perform certain enumerated marketing and ancillary functions in support of the selling group. Lincoln Life will have ultimate responsibility for the distribution of the contracts. The Contracts will be sold by our registered representatives who have been licensed by state insurance departments. The Contracts may also be sold by independent broker-dealers who have been licensed by state insurance departments to represent us and who have selling agreements with us. Lincoln Life is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). We will offer the Contracts in all states where we are licensed to do business and in which the Contracts are approved.

                    Commissions of up to 6.50% of deposits will be paid to broker dealers who sell the Contracts. In some instances, commissions on deposits may be lowered up by as much as 2.50% and replaced by a commission of up to .65% of annual contract values. Lincoln Life will also incur other promotional or distribution expenses associated with the marketing of the Contracts.

PERFORMANCE DATA

                    MONEY MARKET SUB-ACCOUNT

                    From time to time, the Money Market Sub-Account may advertise its "yield" and "effective yield." Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Annuity Account Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Annuity Account Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Annuity Account Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The computation of the yield calculation includes a deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge, and the Account Fee.

                    OTHER VARIABLE ACCOUNT SUB-ACCOUNTS

                    From time to time, the other Variable Account Sub-Accounts may publish their current yields and total returns in advertisements and communications to Contract Owners. The current yield for each Variable Account Sub-Account will be calculated by dividing the annualization of the dividend and interest income earned by the underlying Fund during a recent 30-day period by the maximum Accumulation Unit value at the end of such period. Total return information will include the underlying Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the underlying Fund's inception of operations, based upon the value of the Accumulation Units acquired through a hypothetical $1,000 investment at the Accumulation Unit value at the beginning of the specified period and upon the value of the Accumulation Unit at the end of such period, assuming reinvestment of all distributions and the deduction of the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Annuity Account Fee. Each Variable Account Sub-Account may also advertise aggregate and average total return information over different periods of time.

                    In each case, the yield and total return figures will reflect all recurring charges against the Variable Account Sub-Account's income, including the deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Account Fee for the applicable time period. Contract Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of a Variable Account Sub-Account's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what a Contract Owner's yield or total return may be in any future period. See "Historical Performance Data" in the Statement of Additional Information.

                    PERFORMANCE RANKING OR RATING

                    In marketing the Contracts, we and our various sales representatives may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. Ratings apply to Lincoln Life and its general contractual obligations, not to the contract's sub-accounts. In marketing the Contracts and the underlying funds, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claim-paying ability, the features of particular contracts, and the comparative investment performance of the funds with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. Marketing materials may employ illustrations of compound interest and dollar-cost averaging; discuss automatic withdrawal services; describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the Variable Account, the funds and their investment management.

TAX MATTERS

                    NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON LINCOLN LIFE'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. LINCOLN LIFE CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. OWNERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. LINCOLN LIFE DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. OWNERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

                    GENERAL

                    Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Settlement Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the Premium Payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

                    For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the Contract. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

                    Lincoln Life is taxed as a life insurance company under Subchapter L of the Code. For federal income tax purposes, the Variable Account is not a separate entity from Lincoln Life, and its operations form a part of Lincoln Life. Accordingly, the Variable Account will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Lincoln Life does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the Variable Account for federal income taxes. If, in future years, any federal income taxes or other economic burden are incurred by Lincoln Life with respect to the Variable Account or the Contracts, Lincoln Life may make a charge for any such amounts that are attributable to the Variable Account.

                    DIVERSIFICATION

                    Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

                    The Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

                    The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

                    Lincoln Life intends, and the Trusts have undertaken, that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

                    The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract (i.e., by being able to transfer values among sub-accounts with only limited restrictions). The issuance of such guidelines may require Lincoln Life to impose limitations on a Contract Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect.

                    DISTRIBUTION REQUIREMENTS

                    The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity will not be treated as an annuity for tax purposes if the owner of the annuity has excessive control over the investments underlying the contract. Should the Secretary of the Treasury issue additional rules or regulations limiting the number of underlying funds, transfers between underlying funds, exchanges of underlying funds or changes in investment objectives of underlying funds such that the contract would no longer qualify as an annuity under Section 72 of the Code, Lincoln Life will take whatever steps are available to remain in compliance. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that Treasury Department's position, when announced, may adversely affect the tax treatment of existing contracts. It is not clear what this additional guidance will provide nor whether it will be applied on a prospective basis only. Lincoln Life, therefore, reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of the assets of the Variable Account. However, Lincoln Life makes no guarantee that such modification to the contract will be successful.

                    MULTIPLE CONTRACTS

                    The Code provides that multiple non-qualified annuity contracts which are issued during a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one nonqualified annuity contract in any single calendar year.

                    TAX TREATMENT OF ASSIGNMENTS

                    An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

                    WITHHOLDING

                    Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies Lincoln Life of that election. Different rules may apply to United States citizens or expatriates living abroad. Withholding is mandatory for certain distributions from Qualified Contracts. In addition, some states have enacted legislation requiring withholding.

                    SECTION 1035 EXCHANGES

                    Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules that formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investment in the contract before August 14, 1982. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code
                    Section 1035 should consult their tax advisers.

                    TAX TREATMENT OF WITHDRAWALS --
                    NON-QUALIFIED CONTRACTS

                    Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the Annuity Account Value exceeds the aggregate Premium Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the Payee reaches age 59 1/2; (b) after the death of the Contract Owner (or, if the Contract Owner is a non-natural person, the Annuitant); (c) if the Payee is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or for the joint lives (or joint life expectancies) of the Payee and his/her beneficiary; (e) under an immediate annuity; or (f) which are allocable to Premium Payments made prior to August 14, 1982.

                    The above information does not apply, except where noted, to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts.")

                    QUALIFIED PLANS

                    The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum purchase payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Although Lincoln Life provides administration for the Contract, it does not provide administrative support for Qualified Plans. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued in connection with a Qualified Plan.

                    Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore, Lincoln Life makes no attempt to provide more than general information about use of the Contract with the various types of qualified plans. Purchasers and participants under qualified plans as well as Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plan themselves, regardless of the terms and conditions of the Contract issued in connection therewith.

                    SECTION 403(b) Plans

                    Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

                    INDIVIDUAL RETIREMENT ANNUITIES

                    Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA". Individual Retirement Annuities are subject to limitation on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

                    ROTH IRA

                    Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity (Roth
                    IRA). Roth IRAs are subject to limitations on the amount that can be contributed and on the time when distributions may be taken. Subject to certain limitations, a traditional IRA may be converted or "rolled over" to a Roth IRA. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

                    CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS

                    Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans.

                    DEFERRED COMPENSATION PLANS

                    Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments of a nongovernmental organization, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Recent tax legislation provides that governmental plans, on or after August 20, 1996, must hold the assets and income of the plan for the exclusive benefit of participants and their beneficiaries; preexisting plans have until January 1, 1999 to meet this requirement.

                    The above description of federal income tax consequences pertaining to the different types of Qualified Plans that may be funded by the Contracts is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. A prospective purchaser considering the purchase of a Contract in connection with a Qualified Plan should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

                    TAX TREATMENT OF WITHDRAWALS --
                    QUALIFIED CONTRACTS

                    Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401, 403(b) and 408. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Payee reaches age 59 1/2; (b) distributions following the death of the Contract Owner or Annuitant (as applicable) or disability of the Payee (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Payee or the joint lives (or joint life expectancies) of such Payee and his/her designated beneficiary; (d) distributions to a Payee who has separated from service after attaining age 55; (e) distributions made to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Payee for amounts paid during the taxable year for medical care: and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

                    The exceptions stated in items (d) and (f) above do not apply in the case of an Individual Retirement Annuity.

                    Additional exceptions to the tax penalty are available for the following distributions from an Individual Retirement
                    Annuity: (a) Payee is unemployed and uses the money to pay health insurance premiums; and (b) for tax years after December 31, 1997, Payee uses the distribution for higher education expenses or a qualified first-time home purchase.

OTHER CONTRACTS

                    Lincoln Life and the Variable Account offer other flexible payment deferred variable annuity contracts which invest in the same Funds. These contracts may impose different charges that could affect Sub-Account performance, and may offer different benefits.

FINANCIAL STATEMENTS

                    The Statutory-basis financial statements and schedules of Lincoln Life are located in the Statement of Additional Information. You may obtain a free copy by writing Lincoln National Life Insurance Co., P.O. Box 7866, Fort Wayne, Indiana 46801, or calling 1-888-868-2583.

PREPARING FOR THE YEAR 2000

                    Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The year 2000 issue affects virtually all companies and organizations.

                    LINCOLN LIFE, as part of its year 2000 updating process, is responsible for the updating of the VAA-related computer systems. An affiliate of LINCOLN LIFE, Delaware Service Company (Delaware), provides substantially all of the necessary accounting and valuation services for the VAA. Delaware, for its part, is responsible for updating all of its computer systems, including those which service the VAA, to accommodate the year 2000. LINCOLN LIFE and Delaware (the "Companies") have each been redirecting a large portion of their internal information technology efforts and contracting with outside consultants as part of this updating process. Meanwhile, they have been coordinating with each other as part of the process.

                    The year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both Lincoln Life and Delaware (the "Companies"). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the Variable Account. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. The Companies have respectively initiated formal discussions with other critical parties that interface with their systems to gain an understanding of the progress by those parties in addressing year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process, in the event that, despite these substantial efforts, there are unresolved year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the year 2000 issue could have a material adverse impact on the operation of the businesses of Lincoln Life or Delaware, or both.

                    The cost of addressing year 2000 issues and the timeliness of completion will be closely monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by Lincoln Life or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.

LEGAL PROCEEDINGS

                    Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of Lincoln Life.

                    During the 1990's class action lawsuits alleging sales practices fraud have been filed against many life insurance companies, and Lincoln Life has not been immune. Several suits involve alleged fraud in the sale of interest-sensitive universal and whole life insurance policies. Certain of these suits have been filed as class actions against Lincoln Life, although as of the date of this Prospectus the court had not certified a class in any of them. Plaintiffs seek unspecified damages and penalties for themselves and on behalf of the putative class. Although the relief sought in these cases is substantial, the cases are in the early stages of litigation, and it is premature to make assessments about potential loss, if any. Management denies the allegations and intends to defend these suits vigorously. The amount of the liability, if any, which may arise as a result of these suits (exclusive of any indemnification from professional liability insurers) cannot be reasonably estimated at this time.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information which contains more details concerning some subjects discussed in this Prospectus is available (at no cost) by calling or writing Lincoln Life's Home Office. The following is the Table of Contents for that Statement:

               TABLE OF CONTENTS                     PAGE
THE CONTRACTS-GENERAL PROVISIONS................           3
  The Contracts.................................           3
  Loans.........................................           3
  Non-Participating Contracts...................           3
  Misstatement of Age...........................           3
CALCULATION OF VARIABLE ACCOUNT VALUES..........           3
  Variable Accumulation Unit Value..............           3
SAMPLE CALCULATIONS AND TABLES..................           4
  Variable Account Unit Value Calculations......           4
  Withdrawal Charge and Market Value Adjustment
   Tables.......................................           5

               TABLE OF CONTENTS                     PAGE
STATE REGULATION OF LINCOLN LIFE................           6
ADMINISTRATION..................................           6
ACCOUNT INFORMATION.............................           6
DISTRIBUTION OF THE CONTRACTS...................           7
CUSTODY OF ASSETS...............................           7
HISTORICAL PERFORMANCE DATA.....................           7
  Money Market Sub-Account Yield................           7
  Total Returns.................................           7
  Other Performance Data........................           8
INDEPENDENT AUDITORS............................           8
STATUTORY-BASIS FINANCIAL STATEMENTS AND
 SCHEDULES......................................           8

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